The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2019

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q19 vs.				FY19 vs.
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Selected income statement data
Fee revenue	$3,971	$3,129	$3,105	$3,031	$3,146	27%	26%	$13,236	$12,842	3%
Net securities (losses) gains	(25)	(1)	7	1	—	N/M	N/M	(18)	(48)	N/M
Fee and other revenue	3,946	3,128	3,112	3,032	3,146	26	25	13,218	12,794	3
Income (loss) from consolidated investment management funds	17	3	10	26	(24)	N/M	N/M	56	(13)	N/M
Net interest revenue	815	730	802	841	885	12	(8)	3,188	3,611	(12)
Total revenue	4,778	3,861	3,924	3,899	4,007	24	19	16,462	16,392	—
Provision for credit losses	(8)	(16)	(8)	7	—	N/M	N/M	(25)	(11)	N/M
Noninterest expense	2,964	2,590	2,647	2,699	2,987	14	(1)	10,900	11,211	(3)
Income before income taxes	1,822	1,287	1,285	1,193	1,020	42	79	5,587	5,192	8
Provision for income taxes	373	246	264	237	150	52	149	1,120	938	19
Net income	$1,449	$1,041	$1,021	$956	$870	39%	67%	$4,467	$4,254	5%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,391	$1,002	$969	$910	$832	39%	67%	$4,272	$4,097	4%

Diluted earnings per common share	$1.52	$1.07	$1.01	$0.94	$0.84	42%	81%	$4.51	$4.04	12%
Average common shares and equivalents outstanding - diluted (in thousands)	914,739	935,677	953,928	965,960	988,650	(2)%	(7)%	943,109	1,007,141	(6)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	38%	33%	33%	31%	25%			34%	32%
Return on common equity (a)	14.6%	10.6%	10.4%	10.0%	8.7%			11.4%	10.8%
Return on tangible common equity – Non-GAAP (a)	29.3%	21.4%	21.2%	20.7%	17.9%			23.2%	22.5%
Non-U.S. revenue as a percentage of total revenue	31%	37%	36%	36%	36%			35%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$37.1	$35.8	$35.5	$34.5	$33.1	4%	12%
Assets under management (“AUM”) (in trillions)	$1.91	$1.88	$1.84	$1.84	$1.72	2%	11%

Full-time employees	48,400	48,700	49,100	49,800	51,300	(1)%	(6)%
Book value per common share (a)	$42.12	$40.75	$40.30	$39.36	$38.63
Tangible book value per common share – Non-GAAP (a)	$21.33	$20.59	$20.45	$19.74	$19.04
Cash dividends per common share	$0.31	$0.31	$0.28	$0.28	$0.28
Common dividend payout ratio	20%	29%	28%	30%	33%
Closing stock price per common share	$50.33	$45.21	$44.15	$50.43	$47.07
Market capitalization	$45,331	$41,693	$41,619	$48,288	$45,207
Common shares outstanding (in thousands)	900,683	922,199	942,662	957,517	960,426

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.5%	11.1%	11.1%	11.1%	10.7%
Tier 1 capital ratio	13.6%	13.2%	13.2%	13.2%	12.8%
Total capital ratio	14.4%	14.0%	14.0%	14.0%	13.6%
Supplementary leverage ratio ("SLR")	6.1%	6.0%	6.3%	6.3%	6.0%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Dec. 31, 2019, $1.4 trillion at Sept. 30, 2019 and June 30, 2019, $1.3 trillion at March 31, 2019 and $1.2 trillion at Dec. 31, 2018.

(c) Regulatory capital ratios for Dec. 31, 2019 are preliminary. All risk-based capital ratios are presented using Advanced Approaches.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						4Q19 vs.				FY19 vs.
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Revenue
Investment services fees:
Asset servicing fees	$1,148	$1,152	$1,141	$1,122	$1,126	—%	2%	$4,563	$4,608	(1)%
Clearing services fees (a)	421	419	410	398	398	—	6	1,648	1,616	2
Issuer services fees	264	324	291	251	286	(19)	(8)	1,130	1,099	3
Treasury services fees	147	140	140	132	139	5	6	559	554	1
Total investment services fees (a)	1,980	2,035	1,982	1,903	1,949	(3)	2	7,900	7,877	—
Investment management and performance fees (a)	883	832	833	841	884	6	—	3,389	3,647	(7)
Foreign exchange and other trading revenue	168	150	166	170	181	12	(7)	654	732	(11)
Financing-related fees	46	49	50	51	50	(6)	(8)	196	207	(5)
Distribution and servicing	34	33	31	31	35	3	(3)	129	139	(7)
Investment and other income	860	30	43	35	47	N/M	N/M	968	240	N/M
Total fee revenue	3,971	3,129	3,105	3,031	3,146	27	26	13,236	12,842	3
Net securities (losses) gains	(25)	(1)	7	1	—	N/M	N/M	(18)	(48)	N/M
Total fee and other revenue	3,946	3,128	3,112	3,032	3,146	26	25	13,218	12,794	3
Income (loss) from consolidated investment management funds	17	3	10	26	(24)	N/M	N/M	56	(13)	N/M
Net interest revenue	815	730	802	841	885	12	(8)	3,188	3,611	(12)
Total revenue	4,778	3,861	3,924	3,899	4,007	24	19	16,462	16,392	—
Provision for credit losses	(8)	(16)	(8)	7	—	N/M	N/M	(25)	(11)	N/M
Noninterest expense
Staff	1,639	1,479	1,421	1,524	1,602	11	2	6,063	6,145	(1)
Professional, legal and other purchased services	367	316	337	325	383	16	(4)	1,345	1,334	1
Software and equipment	326	309	304	283	300	6	9	1,222	1,062	15
Net occupancy	151	138	138	137	196	9	(23)	564	630	(10)
Sub-custodian and clearing	119	111	115	105	115	7	3	450	450	—
Distribution and servicing	92	97	94	91	95	(5)	(3)	374	406	(8)
Business development	65	47	56	45	64	38	2	213	228	(7)
Bank assessment charges	32	31	31	31	22	3	45	125	170	(26)
Amortization of intangible assets	28	30	30	29	35	(7)	(20)	117	180	(35)
Other	145	32	121	129	175	353	(17)	427	606	(30)
Total noninterest expense	2,964	2,590	2,647	2,699	2,987	14	(1)	10,900	11,211	(3)
Income before income taxes	1,822	1,287	1,285	1,193	1,020	42	79	5,587	5,192	8
Provision for income taxes	373	246	264	237	150	52	149	1,120	938	19
Net income	1,449	1,041	1,021	956	870	39	67	4,467	4,254	5
Net (income) loss attributable to noncontrolling interests	(9)	(3)	(4)	(10)	11	N/M	N/M	(26)	12	N/M
Preferred stock dividends	(49)	(36)	(48)	(36)	(49)	N/M	N/M	(169)	(169)	—
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,391	$1,002	$969	$910	$832	39%	67%	$4,272	$4,097	4%

Average common shares and equivalents outstanding: Basic	911,324	933,264	951,281	962,397	984,343	(2)%	(7)%	939,623	1,002,922	(6)%
Diluted	914,739	935,677	953,928	965,960	988,650	(2)%	(7)%	943,109	1,007,141	(6)%

Earnings per common share: Basic	$1.52	$1.07	$1.01	$0.94	$0.84	42%	81%	$4.53	$4.06	12%
Diluted	$1.52	$1.07	$1.01	$0.94	$0.84	42%	81%	$4.51	$4.04	12%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2019				2018
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$4,830	$6,718	$5,556	$5,980	$5,864
Interest-bearing deposits with the Federal Reserve and other central banks	95,042	73,811	69,700	60,699	67,988
Interest-bearing deposits with banks	14,811	15,417	15,491	13,681	14,148
Federal funds sold and securities purchased under resale agreements	30,182	43,723	61,201	40,158	46,795
Securities	123,033	122,340	120,142	117,504	119,791
Trading assets	13,571	10,180	8,629	6,868	7,035
Loans	54,953	54,881	52,396	53,487	56,564
Allowance for loan losses	(122)	(127)	(146)	(146)	(146)
Net loans	54,831	54,754	52,250	53,341	56,418
Premises and equipment (a)	3,625	3,149	2,970	3,010	1,832
Accrued interest receivable	624	596	658	651	671
Goodwill	17,386	17,248	17,337	17,367	17,350
Intangible assets	3,107	3,124	3,160	3,193	3,220
Other assets	20,221	21,727	23,737	23,228	21,298
Subtotal assets of operations	381,263	372,787	380,831	345,680	362,410
Assets of consolidated investment management funds, at fair value	245	381	337	452	463
Total assets	$381,508	$373,168	$381,168	$346,132	$362,873
Liabilities
Deposits	$259,466	$249,660	$252,877	$222,382	$238,778
Federal funds purchased and securities sold under repurchase agreements	11,401	11,796	11,757	11,761	14,243
Trading liabilities	4,841	4,756	3,768	3,892	3,479
Payables to customers and broker-dealers	18,758	18,364	18,946	19,310	19,731
Commercial paper	3,959	3,538	8,894	2,773	1,939
Other borrowed funds	599	820	1,921	3,932	3,227
Accrued taxes and other expenses	5,642	5,081	5,045	4,686	5,669
Other liabilities (a)	7,612	9,796	7,916	8,050	5,774
Long-term debt	27,501	27,872	28,203	27,874	29,163
Subtotal liabilities of operations	339,779	331,683	339,327	304,660	322,003
Liabilities of consolidated investment management funds, at fair value	1	15	6	3	2
Total liabilities	339,780	331,698	339,333	304,663	322,005
Temporary equity
Redeemable noncontrolling interests	143	147	136	122	129
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,515	27,471	27,406	27,349	27,118
Retained earnings	31,894	30,789	30,081	29,382	28,652
Accumulated other comprehensive loss, net of tax	(2,638)	(2,893)	(2,688)	(2,990)	(3,171)
Less: Treasury stock, at cost	(18,844)	(17,803)	(16,822)	(16,072)	(15,517)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,483	41,120	41,533	41,225	40,638
Nonredeemable noncontrolling interests of consolidated investment management funds	102	203	166	122	101
Total permanent equity	41,585	41,323	41,699	41,347	40,739
Total liabilities, temporary equity and permanent equity	$381,508	$373,168	$381,168	$346,132	$362,873
(a)    In 1Q19, we adopted new accounting guidance included in Accounting Standards Update 2016-02, Leases, prospectively, which required the recognition of right-of-use assets (included in premises and equipment) and lease liabilities (included in other liabilities).

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q19 vs.				FY19 vs.
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Investment services fees:
Asset servicing fees	$1,104	$1,109	$1,097	$1,074	$1,079	—%	2%	$4,384	$4,388	—%
Securities lending revenue	44	43	44	48	47	2	(6)	179	220	(19)
Clearing services fees (a)	421	419	410	398	398	—	6	1,648	1,616	2
Issuer services fees	264	324	291	251	286	(19)	(8)	1,130	1,099	3
Treasury services fees	147	140	140	132	139	5	6	559	554	1
Total investment services fees (a)	1,980	2,035	1,982	1,903	1,949	(3)	2	7,900	7,877	—
Investment management and performance fees (b)
Investment management fee	835	830	831	810	830	1	1	3,306	3,503	(6)
Performance fees	48	2	2	31	54	N/M	N/M	83	144	(42)
Total investment management and performance fees (a)(c)	883	832	833	841	884	6	—	3,389	3,647	(7)
Foreign exchange and other trading revenue:
Foreign exchange	138	129	150	160	159	7	(13)	577	663	(13)
Other trading revenue	30	21	16	10	22	N/M	N/M	77	69	N/M
Total foreign exchange and other trading revenue	168	150	166	170	181	12	(7)	654	732	(11)
Financing-related fees	46	49	50	51	50	(6)	(8)	196	207	(5)
Distribution and servicing	34	33	31	31	35	3	(3)	129	139	(7)
Investment and other income:
Corporate/bank-owned life insurance	43	33	32	30	42	N/M	N/M	138	145	N/M
Expense reimbursements from joint venture	20	21	19	19	19	N/M	N/M	79	71	N/M
Asset-related gains	815	2	1	1	2	N/M	N/M	819	70	N/M
Seed capital gains (losses) (b)	4	—	8	2	(8)	N/M	N/M	14	3	N/M
Other (loss)	(22)	(26)	(17)	(17)	(8)	N/M	N/M	(82)	(49)	N/M
Total investment and other income (b)	860	30	43	35	47	N/M	N/M	968	240	N/M
Total fee revenue	3,971	3,129	3,105	3,031	3,146	27	26	13,236	12,842	3
Net securities (losses) gains	(25)	(1)	7	1	—	N/M	N/M	(18)	(48)	N/M
Total fee and other revenue	$3,946	$3,128	$3,112	$3,032	$3,146	26%	25%	$13,218	$12,794	3%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(b) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(c)    On a constant currency basis (Non-GAAP), investment management and performance fees were essentially unchanged compared with 4Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q19		3Q19			2Q19		1Q19		4Q18
	Average balance	Average rate	Average balance	Average rate		Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$61,627	0.60%	$60,030	0.67%		$61,756	0.72%	$63,583	0.87%	$63,916	0.89%
Interest-bearing deposits with banks (primarily foreign banks)	15,788	1.63	15,324	1.89		13,666	1.87	13,857	1.85	14,666	1.67
Federal funds sold and securities purchased under resale agreements (a)	38,846	4.62	40,816	6.42		38,038	5.99	28,968	6.63	28,843	5.98
Margin loans	11,609	3.25	10,303	4.02		10,920	4.36	12,670	4.34	13,369	4.08
Non-margin loans:
Domestic offices	29,690	3.36	29,285	2.75	(b)	29,492	3.86	28,177	3.85	29,576	3.73
Foreign offices	11,418	2.70	11,247	2.97		9,961	3.29	10,511	3.32	10,889	3.10
Total non-margin loans	41,108	3.18	40,532	2.81	(b)	39,453	3.71	38,688	3.70	40,465	3.56
Securities:
U.S. government obligations	18,444	2.08	19,315	2.11		18,870	2.19	23,597	2.22	24,531	2.14
U.S. government agency obligations	67,494	2.36	67,235	2.49		66,445	2.58	64,867	2.63	64,496	2.54
State and political subdivisions (c)	1,134	3.03	1,217	3.05		1,735	2.89	2,206	2.71	2,263	2.63
Other securities (c)	35,242	1.64	33,729	1.75		30,770	2.04	28,647	2.13	27,614	1.91
Trading securities (c)	6,695	2.41	5,653	2.80		5,764	2.72	5,102	2.91	5,543	2.77
Total securities (c)	129,009	2.13	127,149	2.25		123,584	2.40	124,419	2.45	124,447	2.33
Total interest-earning assets (c)	$297,987	2.30%	$294,154	2.63%	(b)	$287,417	2.74%	$282,185	2.75%	$285,706	2.60%
Noninterest-earning assets	56,354		56,525			54,967		53,980		52,885
Total assets	$354,341		$350,679			$342,384		$336,165		$338,591

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$87,162	0.98%	$82,663	1.28%		$74,180	1.36%	$70,562	1.29%	$72,929	1.19%
Foreign offices	95,262	0.49	94,738	0.71		93,365	0.78	89,317	0.76	88,734	0.59
Total interest-bearing deposits	182,424	0.73	177,401	0.98		167,545	1.04	159,879	0.99	161,663	0.86
Federal funds purchased and securities sold under repurchase agreements (a)	12,668	9.11	13,432	13.08		11,809	12.64	11,922	11.26	10,980	10.95
Trading liabilities	1,504	2.25	1,371	2.33		1,735	2.47	1,305	2.25	1,330	1.86
Other borrowed funds	709	2.83	1,148	3.24		2,455	3.36	3,305	2.87	2,903	2.44
Commercial paper	1,792	1.66	3,796	2.26		2,957	2.43	1,377	2.44	353	2.41
Payables to customers and broker-dealers	15,178	1.07	15,440	1.52		15,666	1.76	16,108	1.76	15,727	1.61
Long-term debt	28,117	3.09	28,386	3.24		27,681	3.45	28,254	3.52	28,201	3.29
Total interest-bearing liabilities	$242,392	1.48%	$240,974	1.99%		$229,848	2.03%	$222,150	1.96%	$221,157	1.75%
Total noninterest-bearing deposits	49,632		49,027			52,956		54,583		58,972
Other noninterest-bearing liabilities	20,681		19,280			18,362		18,628		16,754
Total The Bank of New York Mellon Corporation shareholders’ equity	41,384		41,139			41,029		40,628		41,428
Noncontrolling interests	252		259			189		176		280
Total liabilities and equity	$354,341		$350,679			$342,384		$336,165		$338,591
Net interest margin		1.09%		0.99%	(b)		1.12%		1.20%		1.24%
Net interest margin (FTE) – Non-GAAP (d)		1.09%		1.00%	(b)		1.12%		1.20%		1.24%
(a)    Includes the average impact of offsetting under enforceable netting agreements of approximately $60 billion for 4Q19, $68 billion for 3Q19, $51 billion for 2Q19, $44 billion for 1Q19 and $43 billion for 4Q18. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 1.82% for 4Q19, 2.42% for 3Q19, 2.57% for 2Q19, 2.63% for 1Q19 and 2.41% for 4Q18.  On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 1.59% for 4Q19, 2.17% for 3Q19, 2.39% for 2Q19, 2.40% for 1Q19 and 2.24% for 4Q18. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b)    Includes the impact of the lease-related impairment of $70 million in 3Q19. On a Non-GAAP basis, excluding the lease-related impairment, the yield on non-margin loans in domestic offices would have been 3.70%, the yield on total non-margin loans would have been 3.50%, the yield on total interest-earning assets would have been 2.72% and the net interest margin and the net interest margin (FTE) – Non-GAAP would have been 1.09% in 3Q19.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2019				2018
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,529	$18,196	$18,534	$18,156	$17,567
Tier 1 capital	21,985	21,677	22,015	21,639	21,044
Total capital	23,438	23,145	23,500	23,136	22,536
Risk-weighted assets	147,283	148,399	149,226	151,101	149,618

CET1 ratio	12.6%	12.3%	12.4%	12.0%	11.7%
Tier 1 capital ratio	14.9	14.6	14.8	14.3	14.1
Total capital ratio	15.9	15.6	15.7	15.3	15.1

Advanced Approaches:
CET1 capital	$18,529	$18,196	$18,534	$18,156	$17,567
Tier 1 capital	21,985	21,677	22,015	21,639	21,044
Total capital	23,222	22,921	23,300	22,941	22,349
Risk-weighted assets	161,105	164,172	166,570	163,618	164,671

CET1 ratio	11.5%	11.1%	11.1%	11.1%	10.7%
Tier 1 capital ratio	13.6	13.2	13.2	13.2	12.8
Total capital ratio	14.4	14.0	14.0	14.0	13.6

Tier 1 leverage ratio	6.6%	6.5%	6.8%	6.8%	6.6%

SLR:
Leverage exposure	$362,479	$359,023	$350,747	$344,829	$347,943
SLR	6.1%	6.0%	6.3%	6.3%	6.0%

Average liquidity coverage ratio	120%	117%	117%	118%	118%
(a)    Regulatory capital ratios for Dec. 31, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q19 vs.				FY19 vs.
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,084	$1,093	$1,080	$1,059	$1,063	(1)%	2%	$4,316	$4,322	—%
Securities lending revenue	40	39	40	44	43	3	(7)	163	198	(18)
Clearing services fees (b)	421	419	411	398	398	—	6	1,649	1,615	2
Issuer services fees	264	324	291	251	286	(19)	(8)	1,130	1,099	3
Treasury services fees	147	139	140	132	139	6	6	558	553	1
Total investment services fees (b)	1,956	2,014	1,962	1,884	1,929	(3)	1	7,816	7,787	—
Foreign exchange and other trading revenue	151	160	153	157	163	(6)	(7)	621	665	(7)
Other (b)(c)	115	117	112	113	121	(2)	(5)	457	474	(4)
Total fee and other revenue	2,222	2,291	2,227	2,154	2,213	(3)	—	8,894	8,926	—
Net interest revenue	769	753	775	796	827	2	(7)	3,093	3,372	(8)
Total revenue	2,991	3,044	3,002	2,950	3,040	(2)	(2)	11,987	12,298	(3)
Provision for credit losses	(5)	(15)	(4)	8	6	N/M	N/M	(16)	1	N/M
Noninterest expense (ex. amortization of intangible assets)	2,142	1,944	1,934	1,949	2,090	10	2	7,969	7,929	1
Amortization of intangible assets	19	21	20	20	22	(10)	(14)	80	129	(38)
Total noninterest expense	2,161	1,965	1,954	1,969	2,112	10	2	8,049	8,058	—
Income before taxes	$835	$1,094	$1,052	$973	$922	(24)%	(9)%	$3,954	$4,239	(7)%

Pre-tax operating margin	28%	36%	35%	33%	30%			33%	34%

Total revenue by line of business:
Asset Servicing	$1,397	$1,405	$1,391	$1,407	$1,435	(1)%	(3)%	$5,600	$5,932	(6)%
Pershing	570	568	564	554	558	—	2	2,256	2,255	—
Issuer Services	415	466	446	396	441	(11)	(6)	1,723	1,743	(1)
Treasury Services	329	312	317	317	328	5	—	1,275	1,302	(2)
Clearance and Collateral Management	280	293	284	276	278	(4)	1	1,133	1,066	6
Total revenue by line of business	$2,991	$3,044	$3,002	$2,950	$3,040	(2)%	(2)%	$11,987	$12,298	(3)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q19 vs.				FY19 vs.
(dollars in millions, unless otherwise noted)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Average loans	$34,238	$32,758	$32,287	$33,171	$35,540	5	(4)%	$33,115	$36,931	(10)%
Average assets	$277,956	$269,784	$264,639	$255,891	$262,584	3	6%	$267,135	$262,747	2%
Average deposits	$215,388	$208,044	$201,146	$195,082	$203,416	4	6%	$204,979	$203,279	1%

AUC/A at period end (in trillions) (a)(b)	$37.1	$35.8	$35.5	$34.5	$33.1	4	12%
Market value of securities on loan at period end (in billions) (c)	$378	$362	$369	$377	$373	4	1%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,340	6,283	6,254	6,169	6,125	1	4%
Average long-term mutual fund assets (U.S. platform)	$573,475	$547,522	$532,384	$507,606	$489,491	5	17%
Average investor margin loans (U.S. platform)	$9,420	$9,222	$9,440	$10,093	$10,921	2	(14)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,562	$3,550	$3,400	$3,266	$3,181	—	12%
(a) Dec. 31, 2019 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.5 trillion at Dec. 31, 2019, $1.4 trillion at Sept. 30, 2019 and June 30, 2019, $1.3 trillion at March 31, 2019 and $1.2 trillion at Dec. 31, 2018.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $60 billion at Dec. 31, 2019, $66 billion at Sept. 30, 2019, $64 billion at June 30, 2019, $62 billion at March 31, 2019 and $58 billion at Dec.31, 2018.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						4Q19 vs.				FY19 vs.
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
Revenue:
Investment management fees (a)	$831	$826	$827	$806	$826	1%	1%	$3,290	$3,488	(6)%
Performance fees	48	2	2	31	54	N/M	(11)	83	144	(42)
Investment management and performance fees (b)	879	828	829	837	880	6	—	3,373	3,632	(7)
Distribution and servicing	44	45	44	45	45	(2)	(2)	178	190	(6)
Other (a)	(4)	(40)	(23)	(18)	(35)	N/M	N/M	(85)	(41)	N/M
Total fee and other revenue (a)	919	833	850	864	890	10	3	3,466	3,781	(8)
Net interest revenue	56	57	67	75	73	(2)	(23)	255	303	(16)
Total revenue	975	890	917	939	963	10	1	3,721	4,084	(9)
Provision for credit losses	—	—	(2)	1	1	N/M	N/M	(1)	3	N/M
Noninterest expense (ex. amortization of intangible assets)	721	580	645	660	702	24	3	2,606	2,767	(6)
Amortization of intangible assets	9	10	9	9	13	(10)	(31)	37	51	(27)
Total noninterest expense	730	590	654	669	715	24	2	2,643	2,818	(6)
Income before taxes	$245	$300	$265	$269	$247	(18)%	(1)%	$1,079	$1,263	(15)%

Pre-tax operating margin	25%	34%	29%	29%	26%			29%	31%
Adjusted pre-tax operating margin – Non-GAAP (c)	28%	38%	32%	32%	29%			32%	34%

Total revenue by line of business:
Asset Management	$688	$605	$618	$637	$660	14%	4%	$2,548	$2,836	(10)%
Wealth Management	287	285	299	302	303	1	(5)	1,173	1,248	(6)
Total revenue by line of business	$975	$890	$917	$939	$963	10%	1%	$3,721	$4,084	(9)%

Average loans	$16,505	$16,260	$16,322	$16,403	$16,485	2%	—%	$16,372	$16,774	(2)%
Average assets	$30,615	$30,326	$30,709	$31,857	$31,043	1%	(1)%	$30,697	$31,446	(2)%
Average deposits	$15,195	$14,083	$14,615	$15,815	$14,893	8%	2%	$14,923	$14,291	4%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis (Non-GAAP), investment management and performance fees were essentially unchanged compared with 4Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q19 vs.				FY19 vs.
(dollars in billions)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	FY19	FY18	FY18
AUM by product type (a)(b)
Equity	$154	$147	$152	$149	$135	5%	14%
Fixed income	224	211	209	208	200	6	12
Index	339	321	322	333	301	6	13
Liability-driven investments	728	742	709	709	659	(2)	10
Multi-asset and alternative investments	192	182	184	178	167	5	15
Cash	273	278	267	264	260	(2)	5
Total AUM by product type	$1,910	$1,881	$1,843	$1,841	$1,722	2%	11%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,881	$1,843	$1,841	$1,722	$1,828			$1,722	$1,893
Net inflows (outflows):
Long-term strategies:
Equity	(6)	(4)	(2)	(4)	(8)			(16)	(13)
Fixed income	5	2	(4)	3	(1)			6	4
Liability-driven investments	(3)	(4)	1	5	14			(1)	45
Multi-asset and alternative investments	3	(1)	1	(4)	(2)			(1)	(6)
Total long-term active strategies (outflows) inflows	(1)	(7)	(4)	—	3			(12)	30
Index	(5)	(3)	(22)	(2)	(11)			(32)	(34)
Total long-term strategies (outflows)	(6)	(10)	(26)	(2)	(8)			(44)	(4)
Short-term strategies:
Cash	(7)	11	2	2	(10)			8	(35)
Total net (outflows) inflows	(13)	1	(24)	—	(18)			(36)	(39)
Net market impact	(20)	66	42	103	(69)			191	(48)
Net currency impact	62	(29)	(16)	16	(19)			33	(53)
Divestiture/Other	—	—	—	—	—			—	(31)
Ending balance of AUM	$1,910	$1,881	$1,843	$1,841	$1,722	2%	11%	$1,910	$1,722	11%

Wealth Management client assets (a)(c)	$266	$259	$257	$253	$239	3%	11%
(a) Dec. 31, 2019 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	FY19	FY18
Fee revenue	$836	$5	$34	$29	$29	$904	$133
Net securities (losses) gains	(23)	(1)	7	1	—	(16)	(48)
Total fee and other revenue	813	4	41	30	29	888	85
Net interest (expense)	(10)	(80)	(40)	(30)	(15)	(160)	(64)
Total revenue (loss)	803	(76)	1	—	14	728	21
Provision for credit losses	(3)	(1)	(2)	(2)	(7)	(8)	(15)
Noninterest expense	73	35	39	61	160	208	334
Income (loss) before taxes	$733	$(110)	$(36)	$(59)	$(139)	$528	$(298)

Average loans and leases	$1,974	$1,817	$1,764	$1,784	$1,809	$1,836	$2,105
Average assets	$45,770	$50,569	$47,036	$48,417	$44,964	$48,123	$49,581

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2019		4Q19 change in unrealized gain (loss)	Dec. 31, 2019			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$53,254		$24	$54,379	$54,646		100%	$267		100%	—%	—%	—%	—%
U.S. Treasury	18,541		24	18,797	18,865		100	68		100	—	—	—	—
Sovereign debt/sovereign guaranteed	13,932		(65)	13,304	13,404		101	100		74	5	20	1	—
Agency commercial MBS	10,598		(41)	10,557	10,613		101	56		100	—	—	—	—
Foreign covered bonds	3,670		(11)	4,268	4,276		100	8		100	—	—	—	—
CLOs	3,868		(1)	4,078	4,063		100	(15)		99	—	—	1	—
Supranational	4,113		(26)	3,724	3,734		100	10		100	—	—	—	—
U.S. government agencies	3,344		(16)	2,913	2,933		101	20		100	—	—	—	—
Foreign government agencies	2,183		(5)	2,638	2,641		100	3		95	5	—	—	—
Non-agency commercial MBS	2,250		(12)	2,134	2,165		101	31		98	2	—	—	—
Other asset-backed securities	2,484		(5)	2,141	2,143		100	2		100	—	—	—	—
Non-agency RMBS (c)	1,301		(14)	1,118	1,316		118	198		26	11	3	37	23
State and political subdivisions	1,200		2	1,034	1,061		103	27		77	22	—	—	1
Corporate bonds	879		—	832	853		103	21		17	68	15	—	—
Other	74		(3)	1	1		100	—		—	—	—	—	100
Total investment securities	$121,691	(d)	$(149)	$121,918	$122,714	(d)	101%	$796	(d)(e)	95%	2%	2%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $689 million at Sept. 30, 2019 and $640 million at Dec. 31, 2019.
(d) Includes net unrealized losses on derivatives hedging securities available-for-sale of $963 million at Sept. 30, 2019 and $641 million at Dec. 31, 2019.
(e) Includes unrealized gains of $474 million at Dec. 31, 2019 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2019						2018
(dollars in millions)	Dec. 31	Sept. 30	June 30		March 31		Dec. 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$127	$146	$146		$146		$140
Allowance for lending-related commitments	97	95	102		106		111
Allowance for credit losses - beginning of period	$224	$241	$248		$252		$251

Net (charge-offs) recoveries:
Charge-offs	(1)	(1)	(1)		(11)		—
Recoveries	1	—	2		—		1
Total net (charge-offs) recoveries	—	(1)	1		(11)		1
Provision for credit losses	(8)	(16)	(8)		7		—
Allowance for credit losses - end of period	$216	$224	$241		$248		$252

Allowance for credit losses - end of period:
Allowance for loan losses	$122	$127	$146		$146		$146
Allowance for lending-related commitments	94	97	95		102		106
Allowance for credit losses - end of period	$216	$224	$241		$248		$252

Allowance for loan losses as a percentage of total loans	0.22%	0.23%	0.28%		0.27%		0.26%

Nonperforming assets	$89	$88	$186	(a)	$174	(a)	$79
(a) Includes nonperforming loans to a California utility company that filed for bankruptcy that were sold in 3Q19.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	FY19	FY18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,391	$1,002	$969	$910	$832	$4,272	$4,097
Add: Amortization of intangible assets	28	30	30	29	35	117	180
Less: Tax impact of amortization of intangible assets	7	7	7	7	8	28	42
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,412	$1,025	$992	$932	$859	$4,361	$4,235

Average common shareholders’ equity	$37,842	$37,597	$37,487	$37,086	$37,886	$37,505	$37,818
Less: Average goodwill	17,332	17,267	17,343	17,376	17,358	17,329	17,458
Average intangible assets	3,119	3,141	3,178	3,209	3,239	3,162	3,314
Add: Deferred tax liability – tax deductible goodwill	1,098	1,103	1,094	1,083	1,072	1,098	1,072
Deferred tax liability – intangible assets	670	679	687	690	692	670	692
Average tangible common shareholders’ equity – Non-GAAP	$19,159	$18,971	$18,747	$18,274	$19,053	$18,782	$18,810

Return on common equity – GAAP	14.6%	10.6%	10.4%	10.0%	8.7%	11.4%	10.8%
Return on tangible common equity – Non-GAAP	29.3%	21.4%	21.2%	20.7%	17.9%	23.2%	22.5%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2019				2018
(dollars in millions, except common shares)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$41,483	$41,120	$41,533	$41,225	$40,638
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,941	37,578	37,991	37,683	37,096
Less: Goodwill	17,386	17,248	17,337	17,367	17,350
Intangible assets	3,107	3,124	3,160	3,193	3,220
Add: Deferred tax liability – tax deductible goodwill	1,098	1,103	1,094	1,083	1,072
Deferred tax liability – intangible assets	670	679	687	690	692
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,216	$18,988	$19,275	$18,896	$18,290

Period-end common shares outstanding (in thousands)	900,683	922,199	942,662	957,517	960,426

Book value per common share – GAAP	$42.12	$40.75	$40.30	$39.36	$38.63
Tangible book value per common share – Non-GAAP	$21.33	$20.59	$20.45	$19.74	$19.04

Net interest margin reconciliation
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18
Net interest revenue – GAAP	$815	$730	$802	$841	$885
Add: Tax equivalent adjustment	2	3	4	4	4
Net interest revenue (FTE) – Non-GAAP	$817	$733	$806	$845	$889

Average interest-earning assets	$297,987	$294,154	$287,417	$282,185	$285,706

Net interest margin – GAAP (a)	1.09%	0.99%	1.12%	1.20%	1.24%
Net interest margin (FTE) – Non-GAAP (a)	1.09%	1.00%	1.12%	1.20%	1.24%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	FY19	FY18
Income before income taxes – GAAP	$245	$300	$265	$269	$247	$1,079	$1,263

Total revenue – GAAP	$975	$890	$917	$939	$963	$3,721	$4,084
Less: Distribution and servicing expense	93	98	94	91	95	376	407
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$882	$792	$823	$848	$868	$3,345	$3,677

Pre-tax operating margin – GAAP (a)	25%	34%	29%	29%	26%	29%	31%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	28%	38%	32%	32%	29%	32%	34%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q19 vs.
(dollars in millions)	4Q19	4Q18	4Q18
Consolidated:
Investment management and performance fees – GAAP	$883	$884	—%
Impact of changes in foreign currency exchange rates	—	—
Adjusted investment management and performance fees – Non-GAAP	$883	$884	—%

Investment Management business:
Investment management and performance fees – GAAP	$879	$880	—%
Impact of changes in foreign currency exchange rates	—	—
Adjusted investment management and performance fees – Non-GAAP	$879	$880	—%